THE HUNTINGTON FUNDS
INVESTMENT A SHARES, INVESTMENT B SHARES, TRUST SHARES
NOTICE TO SHAREHOLDERS AND SUPPLEMENT TO CURRENT PROSPECTUSES DATED MAY 1, 2007

A. On page 2 of the Prospectus for INVESTMENT A SHARES AND INVESTMENT B SHARES, please delete the Table of Contents information for the Money Market Funds, Real Strategies Fund and Rotating Markets Fund and replace with the following:

        MONEY MARKET FUNDS
5       Florida Tax-Free Money Fund          CUSIP: 446327504 Symbol: HFTXX (A Shares)
9       Money Market Fund                    CUSIP: 446327108 Symbol: HFIXX (A Shares)
                                             CUSIP: 446327686 Symbol: HUNXX (B Shares)
14      Ohio Municipal Money Market Fund     CUSIP: 446327306 Symbol: HOBXX (A Shares)
19      U.S. Treasury Money Market Fund      CUSIP: 446327702 Symbol: HUIXX (A Shares)

         EQUITY FUNDS
 68      Real Strategies Fund      CUSIP: 446327298 Symbol: HRSAX (A Shares)
                                   CUSIP: 446327280 Symbol: HRBSX (B Shares)
 79      Rotating Markets Fund     CUSIP: 446327520 Symbol: HRIAX (A Shares)
                                   CUSIP: 446327264 Symbol: HRIBX (B Shares)

B. On page 2 of the Prospectus for TRUST SHARES, please delete the Table of Contents information for Real Strategies Fund and replace with the following:

 64      Real Strategies Fund     CUSIP: 446327272 Symbol: HRSTX

C.  The following information pertains only to the FLORIDA TAX-FREE MONEY FUND.

Effective August 15, 2007, the Huntington Florida Tax-Free Money Fund ("Fund")
will change its name to the Huntington Tax-Free Money Market Fund.   The Fund
will change its investment strategies and polices from a Florida state specific money market fund to a national money market fund. As a result, the Fund will be permitted to invest its assets in tax-exempt securities of any of the 50 states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions, and will no longer invest substantially all its assets in Florida tax-exempt securities.

Accordingly, please make the following changes to your Prospectuses for Investment A Shares and Trust Shares:

1. Change all current references to the Fund as "Florida Tax-Free Money Fund," to read "Tax-Free Money Market Fund."

2. Delete the following sections from the Fund Summary and replace them with the following:

INVESTMENT FOCUS: Tax-free money market securities

PRINCIPAL INVESTMENT STRATEGY: Invests in high-quality, short-term tax-free securities

INVESTMENT STRATEGY: The Fund's investment objective is to seek to provide the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal.

The Advisor strives to maintain a $1.00 net asset value ("NAV") per share for the Tax-Free Money Fund by investing substantially all of the Fund's assets in short-term TAX-EXEMPT SECURITIES which are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") or unrated and deemed to be of comparable quality by the Advisor. No more than 20% of the Fund's annual income will be subject to the alternative minimum tax ("AMT").

In managing the portfolio, the Advisor determines an appropriate maturity range for the Fund (currently between 35 and 80 days), and endeavors to diversify the portfolio's holdings as much as possible. (Like all money market funds, the Fund's dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.) In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax.

TAX-EXEMPT SECURITIES are debt securities typically issued by states, counties, cities, and other political subdivisions and authorities and which pay interest that is exempt from Federal income tax.


For more information about the Fund's investment strategies and a more complete description of the securities in which the Fund can invest, please see "Additional Investment Strategies" and "Investment Practices."

INVESTOR PROFILE:  Investors seeking income exempt from federal income tax

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

   Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

   Credit Risk: Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

For more information about risks, please see the "Glossary of Investment Risks."

3. Change the heading of Section "Tax Consequences - State Income Taxes" to "Tax Consequences - Tax-Exempt Funds," and delete all four paragraphs under such heading and replace them with the following paragraph:

"It is anticipated that distributions for Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund and Michigan Taxi-Free Fund will be primarily dividends that are exempt from federal income tax, although a portion of each Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the income dividends distributed by the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are generally intended to be exempt from Ohio personal income taxes. Similarly, the income dividends distributed by the Michigan Tax-Free Fund are generally intended to be exempt from Michigan city and state personal income taxes and the Michigan single business tax. For any portion of these Funds not invested in tax-exempt securities, distributions of income dividends may be subject to state taxation."

                                                                    May 23, 2007




36827 (5/07)



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THE HUNTINGTON FUNDS
HUNTINGTON FLORIDA TAX-FREE MONEY FUND
INVESTMENT A SHARES, TRUST SHARES
Supplement to current Statement of Additional Information, dated May 1, 2007

Effective August 15, 2007, the Huntington Florida Tax-Free Money Fund ("Fund")
will change its name to the Huntington Tax-Free Money Market Fund.   The Fund
will change its investment strategies and polices from a Florida state specific money market fund to a national money market fund. As a result, the Fund will be permitted to invest its assets in tax-exempt securities of any of the 50 states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions, and no longer will invest substantially all its assets in Florida tax-exempt securities.

Accordingly, please make the following changes to your Statement of Additional
Information:

1. Change all current references to the Fund as "Florida Tax-Free Money Fund," to read "Tax-Free Money Market Fund."

2. In the Definitions section, remove reference to the Fund under the definition of "Single State Funds."

3. Add to end of the second paragraph under the heading "How are the Funds Organized," the following:

      "Effective August 15, 2007, the Huntington Florida Tax-Free Money Fund changed its name to the Huntington Tax-Free Money Market Fund in connection with changes to its investment strategies and policies from a Florida state specific money market fund to a national money market fund."

4. In the Investment Risks section, delete the heading "Special Risks Applicable to the Florida Tax-Free Money Fund" and the paragraph under such heading.

5. Delete the first four paragraphs under the heading "Taxes - State Taxation," all of which deal with the State of Florida.


                                                                    May 23, 2007

36828 (5/07)




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